UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2011

WENDY’S/ARBY’S GROUP, INC.
---------------------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)

Delaware	1-2207	38-0471180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1155 Perimeter Center West Atlanta, Georgia		30338
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(678) 514-4100

(Former Name or Former Address, if Changed Since Last Report):		N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.Regulation FD Disclosure.

On January 27, 2011, Wendy’s/Arby’s Group, Inc. (the “Company”) hosted an institutional investor meeting (“Investor Day”) beginning at 8:30 a.m. at The Lighthouse at Chelsea Piers in New York City, at which management provided investors with an overview of the Company’s Wendy’s and International businesses.  The Investor Day slide presentations are attached hereto as Exhibits 99.1-8 and incorporated herein by reference.  These materials may also be used at one or more subsequent conferences with analysts and investors.

The information contained in the attached presentation materials is summary information that is intended to be considered in the context of the Company’s SEC filings and other public announcements.  The Company undertakes no duty or obligation to publicly update or revise this information, although it may do so from time to time.

The information in this Current Report on Form 8-K, including the exhibits furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section.  Furthermore, the information in this Current Report on Form 8-K, including the exhibits furnished pursuant to Item 9.01, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

Item 9.01.Financial Statements and Exhibits.

(d)              Exhibits

Exhibit No.	Description
99.1	Corporate Overview – Slide presentation by Roland C. Smith, President and Chief Executive Officer, Wendy’s/Arby’s Group, Inc.
99.2	Financial Overview – Slide presentation by Stephen E. Hare, Senior Vice President and Chief Financial Officer, Wendy’s/Arby’s Group, Inc.
99.3	Wendy’s Overview– Slide presentation by J. David Karam, President, Wendy’s International, Inc.
99.4	Wendy’s Operations – Slide presentation by Stephen D. Farrar, Chief Operating Officer, Wendy’s International, Inc.
99.5	Wendy’s Marketing – Slide presentation by Kenneth C. Calwell, Chief Marketing Officer, Wendy’s International, Inc.
99.6	Wendy’s Breakfast Update – Slide presentation by J. David Karam, President, Wendy’s International, Inc. and Stephen D. Farrar, Chief Operating Officer, Wendy’s International, Inc.
99.7	Wendy’s Franchisee Health and Development – Slide presentation by J. David Karam, President, Wendy’s International, Inc.
99.8	International Overview – Slide presentation by Darrell van Ligten, Senior Vice President – Strategic Development, Wendy’s/Arby’s Group, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WENDY’S/ARBY’S GROUP, INC.
By: /s/ STEPHEN E. HARE
Stephen E. Hare
Senior Vice President
Dated: January 27, 2011	and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Corporate Overview – Slide presentation by Roland C. Smith, President and Chief Executive Officer, Wendy’s/Arby’s Group, Inc.
99.2	Financial Overview – Slide presentation by Stephen E. Hare, Senior Vice President and Chief Financial Officer, Wendy’s/Arby’s Group, Inc.
99.3	Wendy’s Overview– Slide presentation by J. David Karam, President, Wendy’s International, Inc.
99.4	Wendy’s Operations – Slide presentation by Stephen D. Farrar, Chief Operating Officer, Wendy’s International, Inc.
99.5	Wendy’s Marketing – Slide presentation by Kenneth C. Calwell, Chief Marketing Officer, Wendy’s International, Inc.
99.6	Wendy’s Breakfast Update – Slide presentation by J. David Karam, President, Wendy’s International, Inc. and Stephen D. Farrar, Chief Operating Officer, Wendy’s International, Inc.
99.7	Wendy’s Franchisee Health and Development – Slide presentation by J. David Karam, President, Wendy’s International, Inc.
99.8	International Overview – Slide presentation by Darrell van Ligten, Senior Vice President – Strategic Development, Wendy’s/Arby’s Group, Inc.